Second Quarter 2024 Conference Call

Safe Harbor 2 Statements in this presentation regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward- looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “position,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “opportunity,” “could,” or “may.” The forward-looking statements in this presentation are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Those risks and uncertainties include, without limitation, the lack of soundness of other financial institutions or financial market utilities may adversely affect the Company; the Company’s ability to engage in routine funding and other transactions could be adversely affected by the actions and commercial soundness of other financial institutions; financial institutions are interrelated because of trading, clearing, counterparty or other relationships; defaults by, or even rumors or questions about, one or more financial institutions or financial market utilities, or the financial services industry generally, may lead to market-wide liquidity problems and losses of client, creditor and counterparty confidence and could lead to losses or defaults by other financial institutions, or the Company; integration risks and projected cost savings in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2024 (“Form 10-K”), and other documents we file with the SEC from time to time. We urge readers of this presentation to review the “Risk Factors” section our Form 10-K and any updates to those risk factors set forth in our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and our other filings with the SEC. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today’s date, or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 2Q24 2Q24 Earnings • Net income available to common shareholders of $1.1 million or $0.11 per diluted share • Pre-tax, pre-provision net income(1) of $3.75 million compared to prior quarter of $3.65 million. • Positive trends in a number of key areas Continued Execution on Strategic Priorities • Continued priority on prudent risk management and conservative approach to new loan production resulted in balance sheet remaining relatively flat in the quarter • Maintaining disciplined expense control with non-interest expense declining from prior quarter • Continued success in adding new deposit relationships • Strong contributions of non-interest income from wealth management and mortgage banking businesses Positive Trends in Key Metrics • Improving performance as the quarter progressed with loans, deposits, and net interest margin all increasing during the month of June • Continued progress on resolving problem loans • Non-performing loans declined from prior quarter • Net charge-offs/average loans were 0.00% • Further increase in tangible book value per share(1) (1) See Non-GAAP reconciliation 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $1.1 million, or $0.11 diluted earnings per share, in 2Q24 • Pre-tax, pre-provision(1) net income consistent with prior quarter and same period of prior year • Tangible book value per share(1) increased approximately 0.2% to $22.27 Net Income Available to Common Shareholders Diluted Earnings per Share $1,506 $3,118 $(3,219) $2,515 $1,076 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 -$5,000 -$4,000 -$3,000 -$2,000 -$1,000 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0.16 $0.32 $(0.34) $0.26 $0.11 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $(0.50) $(0.25) $— $0.25 $0.50 (1) See Non-GAAP reconciliation

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment decreased $19.5 million from prior quarter • Decrease due to limited new production that was more than offset by payoffs • New loan production improved in 2Q24 to $50 million with focus primarily on lending to clients that also bring deposits to the bank • Average rate on new loan production of 8.35% was higher than average rate of loans paying off and accretive to NIM 2Q23 1Q24 2Q24 Cash, Securities and Other $ 150,679 $ 151,178 $ 143,720 Consumer and Other 21,866 18,556 15,645 Construction and Development 313,227 333,284 309,146 1-4 Family Residential 878,670 910,129 904,569 Non-Owner Occupied CRE 561,880 562,862 609,790 Owner Occupied CRE 218,651 194,338 189,353 Commercial and Industrial 338,679 297,573 277,973 Total $ 2,483,652 $ 2,467,920 $ 2,450,196 Loans accounted for at fair value(2) 18,274 12,276 10,494 Total Loans HFI $ 2,501,926 $ 2,480,196 $ 2,460,690 Loans held-for-sale (HFS) 19,746 10,470 26,856 Total Loans $ 2,521,672 $ 2,490,666 $ 2,487,546 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,487 $2,515 2,546 2,510 2,476 2,491 2,487 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Average Period End $54.8 $101.0 $51.5 $30.6 $49.5 $76.6 $122.3 $102.2 $100.0 $100.3 Production Loan Payoffs 2Q23 3Q23 4Q23 1Q24 2Q24 $0 $50 $100 $150 ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Average deposits decreased $41 million and period end deposits decreased $121 million from the prior quarter. The deposit decline was primarily driven by seasonal tax payments, operating account fluctuations and clients using liquidity for strategic investments • Success in new business development, with $22 million from new deposit relationships added in 2Q24 • Growth in time deposits as clients moved funds from lower-yielding deposit accounts to lock in higher rates 2Q23 1Q24 2Q24 Money market deposit accounts $ 1,297,732 $ 1,503,598 $ 1,342,753 Time deposits 376,147 442,834 519,597 NOW 168,537 132,415 135,759 Savings accounts 18,737 18,887 16,081 Noninterest-bearing accounts 514,241 434,236 396,702 Total Deposits $ 2,375,394 $ 2,531,970 $ 2,410,892 Deposit Portfolio Composition Total Deposits $2,375 $2,359 $2,372 $2,455 $2,414 $2,532 $2,411 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management decreased 1.8% during the quarter to $7 billion, however have increased 7.8% from 2Q23 • The decrease in AUM during the quarter was driven by asset withdrawals in custody accounts that have minimal impact on Trust and Investment Management fees • The increase from 2Q23 was primarily attributed to improving market conditions resulting in an increase in the value of AUM (in millions, as of quarter end) Total Assets Under Management $6,504 $6,396 $6,753 $7,141 $7,012 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $24.8 $23.1 $22.5 $23.5 $23.1 Wealth Management Mortgage Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) decreased 2% from prior quarter • Net interest income decreased 2% from prior quarter, however net interest margin improved 1 basis point • Non-interest income decreased 4% from prior quarter, however mortgage revenues increased $0.8 million quarter over quarter and $1.1 million year over year Non-interest Income $6,972 30.6% Net Interest Income $15,778 69.4%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income decreased $0.3 million, or 1.9%, from $16.1 million in 1Q24, driven primarily by a decline in interest earning cash • Net interest margin stabilized during the quarter, with a slight increase of 1 basis point from 2.34% in 1Q24 to 2.35% in 2Q24 • Yield on interest earning assets increased 9 bps from prior quarter due to impact of new loans coming on at higher rates than loans paying off • Overnight borrowings added to offset deposit outflows that will be paid off as deposit balances increase (in thousands) Net Interest Income Net Interest Margin $18,435 $16,766 $16,331 $16,070 $15,778 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.73% 2.46% 2.37% 2.34% 2.35% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income decreased 4.2% from prior quarter • Stable Trust and Investment Management fees and increase in Net Gain on Mortgage Loans offset by decrease in Bank Fees, which included elevated loan prepayment penalty fees in 1Q24 • Mortgage production increased to $141 million from $91 million in prior quarter, primarily due to increased home buying activity in our markets and production from mortgage loan originators hired in 2024 (in thousands) Total Non-Interest Income Trust and Investment Management Fees $3,962 $6,099 $6,081 $7,277 $6,972 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $(4,000) $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,602 $4,846 $4,705 $4,930 $4,875 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $2,000 $4,000 $6,000 (in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased to $19.0 million, primarily due to to lower legal fees resulting from continued progress on resolution of NPLs, and lower fraud losses • Non-interest expense expected to be relatively consistent over next few quarters with primary variable being incentive compensation dependent upon financial performance (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) $18,519 $18,314 $18,276 $19,696 $19,001 $62 $62 $62 $57 $56 Non-Interest Expense Adjustments to Non-Interest Expense Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $5,000 $10,000 $15,000 $20,000 $25,000 74.48% 78.89% 80.93% 83.44% 82.13% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 20.00% 40.00% 60.00% 80.00% 100.00% (1) (1) (1)(1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPAs increased to $49.3 million due to the foreclosure on two properties held as collateral that were placed in OREO and more than offset the resulting decrease in NPLs • Past due loans declined for the second consecutive quarter • ACL/Adjusted Total Loans(1) increased to 1.12% in 2Q24 from 1.00% in 1Q24 • Continue to experience immaterial amount of credit losses Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation 0.34% 1.87% 1.72% 1.57% 1.68% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 —% 0.20% 0.40% 0.60% 0.80% 1.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near-Term Outlook • Prudent risk management and conservative underwriting criteria expected to result in modest asset growth in 2024 until economic conditions improve • Deposit gathering will remain a top priority throughout the organization with increased focus on targeting deposit rich industries • Business development focus remains on full banking relationships with high quality clients who need multiple products and services First Western provides in banking, wealth management, and other areas • Upgrading of banking talent while filling open positions is having a positive impact on pipelines for loans, deposits, mortgage banking, and wealth management • Positive trends in business development, growing pipelines, and NIM expansion experienced in June expected to result in a higher level of profitability in second half of the year • Long-term approach to managing the Company will result in continued investment in talent and technology that will support continued profitable growth along with optimization of Wealth Management business to improve performance and business development • Continued progress on working through credits placed on non-performing status • Increase in TBV/share, capital ratios, and improvement in asset quality provides flexibility to consider additional options for capital utilization including stock repurchase following authorization • Strength of franchise and balance sheet enables First Western to continue capitalizing on our attractive markets to consistently add new clients, realize more operating leverage as we increase scale, generate profitable growth, and further enhance the long-term value of our franchise

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 06/30/24) (1) See Non-GAAP reconciliation (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 06/30/24) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $ 244,179 Unpledged Investment Securities 33,628 Borrowed Funds: Secured: FHLB Available 551,642 FRB Available 21,048 Other: Brokered Remaining Capacity 176,380 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,055,877 Loan to Deposit Ratio 101.9% 9.92% 9.92% 13.44% 7.91% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $91,662 $104,411 $130,704 $187,139 $208,760 $210,884 $213,731 $215,134 $11.50 $13.15 $16.44 $19.87 $21.99 $22.01 $22.21 $22.27 TCE TBV/Share 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 1Q24 2Q24 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 (2)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Dec. 31, 2023 March 31, 2024 June 30, 2024 Total shareholders' equity $ 127,678 $ 154,962 $ 219,041 $ 240,864 $ 242,738 $ 245,528 $ 246,875 Less: Goodwill and other intangibles, net 19,714 24,258 31,902 32,104 31,854 31,797 31,741 Intangibles held for sale(1) 3,553 — — — — — — Tangible common equity $ 104,411 $ 130,704 $ 187,139 $ 208,760 $ 210,884 $ 213,731 $ 215,134 Common shares outstanding, end of period 7,940,168 7,951,773 9,419,271 9,495,440 9,581,183 9,621,309 9,660,549 Tangible common book value per share $ 13.15 $ 16.44 $ 19.87 $ 21.99 $ 22.01 $ 22.21 $ 22.27 Net income available to common shareholders $ 1,076 Return on tangible common equity (annualized) 2.00% (1) Represents the intangible portion of assets held for sale  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Non-interest expense $ 18,519 $ 18,314 $ 18,276 $ 19,696 $ 19,001 Less: amortization 62 62 62 57 56 Adjusted non-interest expense $ 18,457 $ 18,252 $ 18,214 $ 19,639 $ 18,945 Net interest income $ 18,435 $ 16,766 $ 16,331 $ 16,070 $ 15,778 Non-interest income 3,962 6,099 6,081 7,277 6,972 Less: unrealized gains/(losses) recognized on equity securities (11) (19) (2) (6) (2) Less: impairment of contingent consideration assets (1,249) — — — — Less: net gain/(loss) on loans accounted for under the fair value option (1,124) (252) (91) (302) (315) Less: net gain on equity interests — — — — — Less: net (loss)/gain on loans held for sale at fair value — — — 117 — Adjusted non-interest income $ 6,346 $ 6,370 $ 6,174 $ 7,468 $ 7,289 Total income $ 24,781 $ 23,136 $ 22,505 $ 23,538 $ 23,067 Efficiency ratio 74.48% 78.89% 80.93% 83.44% 82.13%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total income before non-interest expense $ 19,529 $ 21,647 $ 13,362 $ 21,890 $ 18,242 Less: unrealized gains/(losses) recognized on equity securities (11) (19) (2) (6) (2) Less: impairment of contingent consideration assets (1,249) — — — — Less: net gain/(loss) on loans accounted for under the fair value option (1,124) (252) (91) (302) (315) Less: net gain on equity interests — — — — — Less: net (loss)/gain on loans held for sale at fair value — — — 117 — Plus: (release) provision for credit loss 1,843 329 8,493 72 2,334 Gross revenue $ 23,756 $ 22,247 $ 21,948 $ 22,153 $ 20,893 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total income before non-interest expense $ 1,025 $ 889 $ 557 $ 1,385 $ 2,174 Plus: provision for credit loss — — — — — Gross revenue $ 1,025 $ 889 $ 557 $ 1,385 $ 2,174 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total income before non-interest expense $ 20,554 $ 22,536 $ 13,919 $ 23,275 $ 20,416 Less: unrealized gains/(losses) recognized on equity securities (11) (19) (2) (6) (2) Less: impairment of contingent consideration assets (1,249) — — — — Less: net gain/(loss) on loans accounted for under the fair value option (1,124) (252) (91) (302) (315) Less: net gain on equity interests — — — — — Less: net (loss)/gain on loans held for sale at fair value — — — 117 — Plus: (release) provision for credit loss 1,843 329 8,493 72 2,334 Gross revenue $ 24,781 $ 23,136 $ 22,505 $ 23,538 $ 23,067 Gross Revenue excluding net gain on mortgage loans (Dollars in thousands) June 30, 2023 March 31, 2024 June 30, 2024 Gross revenue $ 24,781 $ 23,538 $ 23,067 Less: net gain on mortgage loans 774 1,264 1,820 Gross revenue excluding net gain on mortgage loans $ 24,007 $ 22,274 $ 21,247

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Allowance for credit losses to Bank originated loans excluding PPP As of (Dollars in thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total loans held for investment $ 2,501,926 $ 2,536,503 $ 2,536,140 $ 2,480,196 $ 2,460,690 Less: PPP loans 5,558 4,876 4,343 3,779 3,129 Less: Purchased loans accounted for under fair value ("FVO") 18,274 16,105 14,129 12,276 10,494 Adjusted Loans excluding acquired, PPP and FVO $ 2,478,094 $ 2,515,522 $ 2,517,668 $ 2,464,141 $ 2,447,067 Allowance for credit losses 22,044 23,175 23,931 24,630 27,319 Allowance for credit losses to adjusted loans 0.89% 0.92% 0.95% 1.00% 1.12 % Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) June 30, 2023 March 31, 2024 June 30, 2024 Income before income taxes $ 2,035 $ 3,579 $ 1,415 Plus: provision (release) for credit losses 1,843 72 2,334 Pre-tax, pre-provision (release) net income $ 3,878 $ 3,651 $ 3,749